Fourth Quarter 2022 Earnings F e b r u a r y 2 8 , 2 0 2 3

These presentations contain forward-looking statements within the meaning of federal securities laws, including, among others, statements about our expectations, plans, strategies or prospects. We generally use the words “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “project,” “assume,” “guide,” “target,” “forecast,” “see,” “seek,” “can,” “should,” “could,” “would,” “intend,” “predict,” “potential,” “strategy,” “is confident that,” “future,” “opportunity,” “work toward,” and similar expressions to identify forward-looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements. Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual results to differ materially from the forward-looking statements. Forward-looking statements speak only as of the date they are made, and we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of these presentations are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in these presentations. The risks and uncertainties that may cause actual results to differ materially from Masimo’s current expectations are more fully described in Masimo’s reports filed with the U.S. Securities and Exchange Commission (SEC), including our most recent Form 10-K and Form 10-Q. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.masimo.com or upon request. The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with U.S. GAAP. The non- GAAP financial measures presented exclude certain items that are more fully described in the Appendix. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results. Furthermore, management also believes that these items are not indicative of the Company’s on-going core operating performance. These non-GAAP financial measures have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies. The Company has presented the following non- GAAP financial measures to assist investors in understanding the Company’s core net operating results on an on-going basis: (i) constant currency revenue growth %, (ii) non-GAAP gross profit/margin %, (iii) non-GAAP SG&A expense, (iv) non-GAAP R&D expense, (v) non-GAAP litigation settlements and (awards), (vi) non- GAAP operating expense %, (vii) non-GAAP operating income/margin %, (viii) non-GAAP earnings per diluted share, (ix) adjusted free cash flow and (x) adjusted EBITDA. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core operating results with those of other companies. Management believes these non-GAAP financial measures are important in the evaluation of the Company’s performance and uses these measures to better understand and evaluate our business. For additional financial details, including GAAP to non-GAAP reconciliations, please visit the Investor Relations section of the Company’s website at www.masimo.com to access Supplementary Financial Information. Safe Harbor Statement

Consolidated Revenue $617 million Fourth Quarter 2022 Financial Highlights(1) (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. Consolidated Healthcare Non-Healthcare Non-GAAP Operating Profit $104 million Non-GAAP Earnings Per share $1.32 per share Consolidated Revenue Growth 9% (on a pro forma, constant currency basis) Non-GAAP Oper. Profit Growth 24% Non-GAAP EPS Growth 9% Healthcare Revenue $352 million Healthcare Revenue Growth 10% (on a constant currency basis) Non-Healthcare Revenue $265 million Non-Healthcare Revenue Growth 9% (on a pro forma, constant currency basis)

(In millions; except EPS) Actual Prior Year vs. Prior Revenue $617 $328 88% Healthcare 352 328 7% Non-Healthcare 265 N/A N/A Gross Profit $319 $216 48% Healthcare 217 216 0% Non-Healthcare 102 N/A N/A Gross Margin 51.7% 65.9% -1420 bps Healthcare 61.6% 65.9% -430 bps Non-Healthcare 38.5% N/A N/A Operating Profit $104 $84 24% Operating Margin 16.9% 25.7% -880 bps Non-Operating Inc. / (Exp.) (10) 0 -14398% Pre-Tax Income $95 $84 12% Income Taxes 23 14 64% Tax Rate 24.6% 16.9% 770 bps Net Income $71 $70 2% Shares 54.1 57.8 -6% Earnings Per Share $1.32 $1.21 9% Fourth Quarter 2022 Results | Non-GAAP(1) (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. Pro Forma Constant Currency Revenue Growth Consolidated 9% Healthcare 10% Non-Healthcare 9%

Consolidated Revenue $2,036 million ($2,293 million on a pro forma basis) Full Year 2022 Financial Highlights(1) (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. Consolidated Healthcare Non-Healthcare Non-GAAP Operating Profit $362 million Non-GAAP Earnings Per share $4.59 per share Consolidated Revenue Growth 11% (on a pro forma, constant currency basis) Non-GAAP Oper. Profit Growth 23% Non-GAAP EPS Growth 15% Healthcare Revenue $1,340 million Healthcare Revenue Growth 11% (on a constant currency basis) Non-Healthcare Revenue $695 million ($953 million on a pro forma basis) Non-Healthcare Revenue Growth 11% (on a pro forma, constant currency basis)

(In millions; except EPS) Actual Prior Year vs. Prior Revenue $2,036 $1,239 64% Healthcare 1,340 1,239 8% Non-Healthcare 695 N/A N/A Gross Profit $1,123 $816 38% Healthcare 870 816 7% Non-Healthcare 252 N/A N/A Gross Margin 55.1% 65.8% -1070 bps Healthcare 64.9% 65.8% -90 bps Non-Healthcare 36.3% N/A N/A Operating Profit $362 $295 23% Operating Margin 17.8% 23.8% -600 bps Non-Operating Inc. / (Exp.) (21) 0 -5180% Pre-Tax Income $341 $295 15% Income Taxes 88 65 35% Tax Rate 25.7% 22.0% 370 bps Net Income $253 $230 10% Shares 55.2 57.7 -4% Earnings Per Share $4.59 $3.99 15% Full Year 2022 Results | Non-GAAP(1) (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. Pro Forma Constant Currency Revenue Growth Consolidated 11% Healthcare 11% Non-Healthcare 11%

Consolidated Revenue $2,415 to $2,460 million Full Year 2023 Guidance as of February 28, 2023(1) (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. Consolidated Healthcare Non-Healthcare Non-GAAP Operating Profit $400 to $405 million Non-GAAP Earnings Per share $4.70 to $4.80 per share Consolidated Revenue Growth 6% to 8% (on a pro forma, constant currency basis) Non-GAAP Oper. Profit Growth 10% to 12% Non-GAAP EPS Growth 2% to 5% Healthcare Revenue $1,450 to $1,465 million Healthcare Revenue Growth 8% to 10% (on a constant currency basis) Non-Healthcare Revenue $965 to $995 million Non-Healthcare Revenue Growth 2% to 5% (on a pro forma, constant currency basis)

Guidance vs. Prior Year (In millions; except EPS) Low High Prior Year Low High Revenue $2,415 $2,460 $2,036 19% 21% Healthcare 1,450 1,465 1,340 8% 9% Non-Healthcare 965 995 695 39% 43% Gross Profit $1,312 $1,338 $1,123 17% 19% Healthcare 921 932 870 6% 7% Non-Healthcare 391 407 252 55% 61% Gross Margin 54.3% 54.4% 55.1% -80 bps -70 bps Healthcare 63.5% 63.6% 64.9% -140 bps -130 bps Non-Healthcare 40.5% 40.9% 36.3% 420 bps 460 bps Operating Profit $400 $405 $362 10% 12% Operating Margin 16.6% 16.5% 17.8% -120 bps -130 bps Non-Operating Inc. / (Exp.) (48) (46) (21) 124% 115% Pre-Tax Income $352 $359 $341 3% 5% Income Taxes 93 95 88 7% 9% Tax Rate 26.5% 26.5% 25.7% 80 bps 80 bps Net Income $259 $264 $253 2% 4% Shares 55.0 55.0 55.2 0% 0% Earnings Per Share $4.70 $4.80 $4.59 2% 5% Full Year 2023 Guidance | Non-GAAP(1) (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. Pro Forma Constant Currency Revenue Growth Low High Consolidated 6% 8% Healthcare 8% 10% Non-Healthcare 2% 5%

2023 Guidance Summary as of February 28, 2023(1) (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. (in millions; except EPS) 1Q 2023 FY 2023 Revenue $550 - $565 $2,415 - $2,460 Healthcare $340 - $345 $1,450 - $1,465 Non-Healthcare $210 - $220 $965 - $995 Non-GAAP Operating Profit $72 - $75 $400 - $405 Non-GAAP Earnings Per Share $0.81 - $0.86 $4.70 - $4.80

Appendices GAAP to Non-GAAP Reconciliations

Consolidated Income Statement

(Unaudited; in millions, except per share data) (1)

	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023 Guidance (2)		FY 2023 Guidance (2)	
						Low	High	Low	High
GAAP revenue	$304.2	$565.3	$549.3	$617.0	$2,035.8	$550	$565	$2,415	$2,460
GAAP gross profit	$204.8	$258.2	$282.5	$313.3	$1,058.8	$288	$297	$1,289	$1,316
Acquired tangible asset amortization	-	46.2	6.4	-	52.6	-	-	-	-
Acquired intangible asset amortization	0.6	4.9	0.1	5.6	11.2	6	6	23	23
Acquisition, integration and related costs	0.0	0.0	-	0.1	0.1	-	-	-	-
Other adjustments	-	-	-	-	-	-	-	-	-
Non-GAAP gross profit	$205.4	$309.2	$289.1	$318.9	$1,122.7	$294	$302	$1,312	$1,338
GAAP selling, general and administrative expenses	$108.9	$188.3	$174.6	$185.5	$657.4				
Acquired tangible asset amortization	-	(2.1)	(2.4)	(2.4)	(6.8)				
Acquired intangible asset amortization	(0.9)	(4.4)	(4.5)	(4.5)	(14.3)				
Acquisition, integration and related costs	(3.1)	(19.7)	(9.6)	(5.1)	(37.5)				
Litigation related expenses and settlements	(5.5)	(7.2)	(3.4)	(12.6)	(28.7)				
Other adjustments	-	-	-	-	-				
Non-GAAP selling, general and administrative expenses	$99.5	$154.9	$154.7	$160.8	$569.8				
GAAP research and development expenses	$36.1	$47.8	$53.1	$54.3	$191.4				
Acquired intangible asset amortization	-	-	-	-	-				
Acquisition, integration and related costs	-	(0.1)	(0.1)	(0.6)	(0.7)				
Non-GAAP research and development expenses	$36.1	$47.8	$53.1	$53.7	$190.7				
GAAP litigation settlements and awards	$0.0	$0.0	$0.0	$0.0	$0.0				
Litigation related expenses and settlements	-	-	(0.0)	-	(0.0)				
Non-GAAP litigation settlements and awards	$0.0	$0.0	$0.0	$0.0	$0.0				
GAAP operating expenses	$145.0	$236.1	$227.7	$239.8	$848.8				
Acquired tangible asset amortization	-	(2.1)	(2.4)	(2.4)	(6.8)				
Acquired intangible asset amortization	(0.9)	(4.4)	(4.5)	(4.5)	(14.3)				
Acquisition, integration and related costs	(3.1)	(19.7)	(9.7)	(5.7)	(38.3)				
Litigation related expenses and settlements	(5.5)	(7.2)	(3.4)	(12.6)	(28.7)				
Other adjustments	-	-	-	-	-				
Non-GAAP operating expenses	$135.6	$202.6	$207.8	$214.5	$760.5				
GAAP operating profit	$59.7	$22.1	$54.8	$73.5	$210.0	$43	$46	$319	$324
Acquired tangible asset amortization	-	48.2	8.8	2.4	59.4	2	2	9	9
Acquired intangible asset amortization	1.5	9.3	4.6	10.1	25.5	10	10	42	42
Acquisition, integration and related costs	3.1	19.7	9.7	5.8	38.4	5	5	8	8
Litigation related expenses and settlements	5.5	7.2	3.4	12.6	28.7	12	12	22	22
Other adjustments	-	-	-	-	-	-	-	-	-
Non-GAAP operating profit	$69.8	$106.6	$81.3	$104.4	$362.2	$72	$75	$400	$405

(1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions.
(2) 2023 Guidance provided on February 28, 2023.

Masimo

Consolidated Income Statement

(Unaudited; in millions, except per share data) [1]	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023 Guidance [2]		FY 2023 Guidance [2]	
						Low	High	Low	High
GAAP non-operating income (expense)	**($0.6)**	**$4.5**	**($2.8)**	**($17.6)**	**($16.6)**	**($12)**	**($11)**	**($50)**	**($48)**
Realized and unrealized gains or losses	0.8	(8.2)	(5.4)	7.3	(5.5)	-	-	-	-
Financing related adjustments	-	0.6	0.5	0.5	1.5	0	0	2	2
Other adjustments	-	(0.5)	(0.4)	-	(0.9)	-	-	-	-
Non-GAAP non-operating income (expense)	**$0.2**	**($3.6)**	**($8.2)**	**($9.8)**	**($21.4)**	**($11)**	**($11)**	**($48)**	**($46)**
GAAP provision for income taxes	**$12.5**	**$8.5**	**$14.1**	**$14.9**	**$49.9**	**$8**	**$9**	**$71**	**$73**
Tax impact of non-GAAP adjustments	2.5	19.5	4.9	8.2	35.2	8	8	20	20
Excess tax benefits from stock-based compensation	1.7	0.2	0.3	0.2	2.4	0	0	2	2
Non-GAAP provision for income taxes	**$16.8**	**$28.2**	**$19.3**	**$23.3**	**$87.6**	**$16**	**$17**	**$93**	**$95**
GAAP net income (loss)	**$46.6**	**$18.1**	**$37.9**	**$41.1**	**$143.5**	**$23**	**$25**	**$198**	**$203**
Acquired tangible asset amortization	-	48.2	8.8	2.4	59.4	2	2	9	9
Acquired intangible asset amortization	1.5	9.3	4.6	10.1	25.5	10	10	42	42
Acquisition, integration and related costs	3.1	19.7	9.7	5.8	38.4	5	5	8	8
Litigation related expenses and settlements	5.5	7.2	3.4	12.6	28.7	12	12	22	22
Other adjustments	-	(0.5)	(0.4)	-	(0.9)	-	-	-	-
Realized and unrealized gains or losses	0.8	(8.2)	(5.4)	7.3	(5.5)	-	-	-	-
Financing related adjustments	-	0.6	0.5	0.5	1.5	0	0	2	2
Tax impact of non-GAAP adjustments	(2.5)	(19.5)	(4.9)	(8.2)	(35.2)	(8)	(8)	(20)	(20)
Excess tax benefits from stock-based compensation	(1.7)	(0.2)	(0.3)	(0.2)	(2.4)	(0)	(0)	(2)	(2)
Non-GAAP net income (loss)	**$53.2**	**$74.8**	**$53.9**	**$71.3**	**$253.2**	**$44**	**$47**	**$259**	**$264**
GAAP net income (loss) per share	**$0.81**	**$0.33**	**$0.70**	**$0.76**	**$2.60**	**$0.41**	**$0.46**	**$3.59**	**$3.69**
Acquired tangible asset amortization	0.00	0.87	0.16	0.04	1.08	0.04	0.04	0.17	0.17
Acquired intangible asset amortization	0.03	0.17	0.09	0.19	0.46	0.19	0.19	0.76	0.76
Acquisition, integration and related costs	0.05	0.36	0.18	0.11	0.70	0.08	0.08	0.14	0.14
Litigation related expenses and settlements	0.10	0.13	0.06	0.23	0.52	0.22	0.22	0.41	0.41
Other adjustments	0.00	(0.01)	(0.01)	0.00	(0.02)	0.00	0.00	0.00	0.00
Realized and unrealized gains or losses	0.01	(0.15)	(0.10)	0.14	(0.10)	0.00	0.00	0.00	0.00
Financing related adjustments	0.00	0.01	0.01	0.01	0.03	0.01	0.01	0.03	0.03
Tax impact of non-GAAP adjustments	(0.04)	(0.35)	(0.09)	(0.15)	(0.64)	(0.14)	(0.14)	(0.37)	(0.37)
Excess tax benefits from stock-based compensation	(0.03)	(0.00)	(0.01)	(0.00)	(0.04)	(0.01)	(0.01)	(0.03)	(0.03)
Non-GAAP net income (loss) per share	**$0.93**	**$1.35**	**$1.00**	**$1.32**	**$4.59**	**$0.81**	**$0.86**	**$4.70**	**$4.80**
Weighted average shares outstanding - Diluted	**57.3**	**55.3**	**54.1**	**54.1**	**55.2**	**54.7**	**54.7**	**55.0**	**55.0**

(1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions.
(2) 2023 Guidance provided on February 28, 2023.

MASIMO

Revenue

(Unaudited; in millions, except percentages) [1,3]	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023 Guidance [2] Low	Q1 2023 Guidance [2] High	FY 2023 Guidance [2] Low	FY 2023 Guidance [2] High
Revenue														
Healthcare	299.0	305.1	307.4	327.6	1,239.2	304.2	357.0	327.2	351.9	1,340.3	340	345	1,450	1,465
Non-Healthcare	-	-	-	-	-	-	208.3	222.1	265.1	695.5	210	220	965	995
GAAP revenue	**$299.0**	**$305.1**	**$307.4**	**$327.6**	**$1,239.2**	**$304.2**	**$565.3**	**$549.3**	**$617.0**	**$2,035.8**	**$550**	**$565**	**$2,415**	**$2,460**
Healthcare	N/A	N/A	N/A	N/A	N/A	4.3	6.0	11.1	8.6	30.0	5	5	3	3
Non-Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	3	3
Constant currency adjustments	**N/A**	**N/A**	**N/A**	**N/A**	**N/A**	**$4.3**	**$6.0**	**$11.1**	**$8.6**	**$30.0**	**$5**	**$5**	**$6**	**$6**
Healthcare	299.0	305.1	307.4	327.6	1,239.2	308.6	363.0	338.3	360.5	1,370.4	345	350	1,453	1,468
Non-Healthcare	-	-	-	-	-	-	208.3	222.1	265.1	695.5	210	220	968	998
Non-GAAP revenue (constant currency)	**$299.0**	**$305.1**	**$307.4**	**$327.6**	**$1,239.2**	**$308.6**	**$571.3**	**$560.4**	**$625.6**	**$2,065.9**	**$555**	**$570**	**$2,421**	**$2,466**
Healthcare	N/A	N/A	N/A	N/A	N/A	1.7%	17.0%	6.4%	7.4%	8.2%	12%	13%	8%	9%
Non-Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	39%	43%
GAAP revenue growth	**N/A**	**N/A**	**N/A**	**N/A**	**N/A**	**1.7%**	**85.3%**	**78.7%**	**88.3%**	**64.3%**	**81%**	**86%**	**19%**	**21%**
Healthcare	N/A	N/A	N/A	N/A	N/A	3.2%	19.0%	10.0%	10.1%	10.6%	13%	15%	8%	10%
Non-Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	39%	43%
Non-GAAP revenue growth (constant currency)	**N/A**	**N/A**	**N/A**	**N/A**	**N/A**	**3.2%**	**87.2%**	**82.3%**	**91.0%**	**66.7%**	**82%**	**87%**	**19%**	**21%**
Pro Forma Revenue [4]														
Healthcare	299.0	305.1	307.4	327.6	1,239.2	304.2	357.0	327.2	351.9	1,340.3	340	345	1,450	1,465
Non-Healthcare	211.1	206.4	227.2	264.0	908.7	250.6	215.2	222.1	265.1	953.0	210	220	965	995
GAAP revenue	**$510.1**	**$511.5**	**$534.6**	**$591.6**	**$2,147.8**	**$554.9**	**$572.2**	**$549.3**	**$617.0**	**$2,293.4**	**$550**	**$565**	**$2,415**	**$2,460**
Healthcare	N/A	N/A	N/A	N/A	N/A	4.3	6.0	11.1	8.6	30.0	5	5	3	3
Non-Healthcare	N/A	N/A	N/A	N/A	N/A	7.3	12.2	16.9	21.9	58.3	10	10	3	3
Constant currency adjustments	**N/A**	**N/A**	**N/A**	**N/A**	**N/A**	**$11.6**	**$18.2**	**$28.0**	**$30.5**	**$88.3**	**$15**	**$15**	**$6**	**$6**
Healthcare	299.0	305.1	307.4	327.6	1,239.2	308.6	363.0	338.3	360.5	1,370.4	345	350	1,453	1,468
Non-Healthcare	211.1	206.4	227.2	264.0	908.7	257.9	227.4	239.0	287.0	1,011.3	220	230	968	998
Non-GAAP revenue (constant currency)	**$510.1**	**$511.5**	**$534.6**	**$591.6**	**$2,147.8**	**$566.5**	**$590.5**	**$577.3**	**$647.5**	**$2,381.7**	**$565**	**$580**	**$2,421**	**$2,466**
Healthcare	N/A	N/A	N/A	N/A	N/A	1.7%	17.0%	6.4%	7.4%	8.2%	12%	13%	8%	9%
Non-Healthcare	N/A	N/A	N/A	N/A	N/A	18.7%	4.3%	-2.3%	0.4%	4.9%	-16%	-12%	1%	4%
GAAP revenue growth	**N/A**	**N/A**	**N/A**	**N/A**	**N/A**	**8.8%**	**11.9%**	**2.7%**	**4.3%**	**6.8%**	**-1%**	**2%**	**5%**	**7%**
Healthcare	N/A	N/A	N/A	N/A	N/A	3.2%	19.0%	10.0%	10.1%	10.6%	13%	15%	8%	10%
Non-Healthcare	N/A	N/A	N/A	N/A	N/A	22.2%	10.2%	5.2%	8.7%	11.3%	-12%	-8%	2%	5%
Non-GAAP revenue growth (constant currency)	**N/A**	**N/A**	**N/A**	**N/A**	**N/A**	**11.1%**	**15.4%**	**8.0%**	**9.5%**	**10.9%**	**2%**	**5%**	**6%**	**8%**

(1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions.
(2) 2023 Guidance provided on February 28, 2023.
(3) Constant currency adjustments are intended to reflect current year revenue at prior year foreign exchange rates for comparison purposes.
(4) Represents pro forma financial information, which is being provided for year-over-year comparison purposes only. Pro forma financial information includes historical results for the acquired Sound United business prior to the transaction date on April 11, 2022.

MASIMO

Segment Reporting

(Unaudited; in millions) [1]	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023 Guidance [2] Low	Q1 2023 Guidance [2] High	FY 2023 Guidance [2] Low	FY 2023 Guidance [2] High
Revenue									
Healthcare	304.2	357.0	327.2	351.9	1,340.3	340	345	1,450	1,465
Non-Healthcare	-	208.3	222.1	265.1	695.5	210	220	965	995
GAAP revenue	**$304.2**	**$565.3**	**$549.3**	**$617.0**	**$2,035.8**	**$550**	**$565**	**$2,415**	**$2,460**
Gross profit									
Healthcare	205.4	236.7	211.4	216.7	870.2	213	217	921	932
Non-Healthcare	-	72.5	77.7	102.2	252.5	80	85	391	407
Other	(0.6)	(51.1)	(6.5)	(5.6)	(63.9)	(6)	(6)	(23)	(23)
GAAP gross profit	**$204.8**	**$258.2**	**$282.5**	**$313.3**	**$1,058.8**	**$288**	**$297**	**$1,289**	**$1,316**
Acquired tangible asset amortization	-	46.2	6.4	-	52.6	-	-	-	-
Acquired intangible asset amortization	0.6	4.9	0.1	5.6	11.2	6	6	23	23
Acquisition, integration and related costs	0.0	0.0	-	0.1	0.1	-	-	-	-
Other adjustments	-	-	-	-	-	-	-	-	-
GAAP adjustments	**$0.6**	**$51.1**	**$6.5**	**$5.6**	**$63.9**	**$6**	**$6**	**$23**	**$23**
Healthcare	205.4	236.7	211.4	216.7	870.2	213	217	921	932
Non-Healthcare	-	72.5	77.7	102.2	252.5	80	85	391	407
Other	-	-	-	-	-	-	-	-	-
Non-GAAP gross profit	**$205.4**	**$309.2**	**$289.1**	**$318.9**	**$1,122.7**	**$294**	**$302**	**$1,312**	**$1,338**

(1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions.
(2) 2023 Guidance provided on February 28, 2023.

MASIMO